SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Pilgrim Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
____________________________________

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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4) Proposed maximum aggregate value of transaction:

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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October 15, 2015

Dear Stockholder,

You recently received Pilgrim Bancshares, Inc.’s 2015 Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and proxy card, each of which contained the website where these materials and the Annual Report to Stockholders are available electronically. The proxy card contained the correct website for these electronic materials, http://www.envisionreports.com/PLRM. However, due to a typographical error, the Notice of Annual Meeting and the proxy statement contained an incorrect website.

Please be advised that the Company’s proxy statement and Annual Report to Stockholders are available on http://www.envisionreports.com/PLRM.

Thank you,

Francis E. Campbell,

President and Chief Executive Officer